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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                November 5, 2004
                Date of Report (Date of earliest event reported)



                                  C D & L, INC.
             (Exact name of Registrant as specified in its charter)


         DELAWARE                         0-26954              22-3350958
(State or other jurisdiction of      (Commission File         (IRS Employer
incorporation or organization)            Number)           Identification No.)


80 WESLEY STREET, SOUTH HACKENSACK, NEW JERSEY                    07606
(Address of principal executive offices)                        (Zip Code)


(Registrant's telephone number, including area code)          (201) 487-7740

                                 Not Applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_|   Written communications pursuant to Rule 425 under the Securities Act

     |_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act



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ITEM 4.01      CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

                On November 5, 2004, upon recommendation and authorization from the Audit Committee of the Board of Directors of CD&L, Inc. (the "Corporation" or the "Registrant"), the Company dismissed Deloitte & Touche LLP ("Deloitte") as the Registrant's independent registered public accounting firm for its fiscal year ended December 31, 2004 and engaged JH Cohn LLP ("Cohn"). Deloitte had served as the Company's auditors since 2002.

                Deloitte's reports on the financial statements for the two most recent fiscal years did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

                In connection with their audits for the two most recent fiscal years and through the date of this Form 8-K, there have been no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure which disagreement if not resolved to their satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their report on the Company's financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

                The Registrant has requested Deloitte to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with the statements made by the Registrant in response to this
Item 4 and, if not, stating the respects in which they do not agree. A copy of such letter is included as Exhibit 16 to this report.

                During the years ended December 31, 2003 and 2002 and through the date of this Form 8-K, the Company did not consult Cohn with respect to the application of accounting principles as to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any other matters or reportable events as set forth in Items 304(a)(3)(i) and (ii) of Regulation S-K.


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ITEM 9.01       Financial Statements and Exhibits

                a. Not applicable.

                b. Not applicable

                c. Exhibits

                The following exhibit is filed with this report:

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    Exhibit Number    Description
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    16                Letter of Deloitte & Touche LLP
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  November 5, 2004                   C D & L, INC.
                                          (Registrant)



                                          By:  /s/ Russell Reardon
                                               -------------------
                                               Russell Reardon
                                               Chief Financial Officer



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